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                                                                    Exhibit 10.4

                            STOCKHOLDERS' AGREEMENT
                            -----------------------

           This Agreement dated as of December 31, 1996, is entered into by and among Entrust Technologies Inc., a Maryland corporation (the "Company"), Northern Telecom Inc., a Delaware corporation ("NTI"), Northern Telecom Limited, a Canadian corporation ("NTL"), and the individuals and entities listed on Exhibit A hereto (the "Purchasers"). The Purchasers, NTI and NTL are sometimes
---------
collectively referred to herein as the "Stockholders."

                                   Recitals
                                   --------

           A. The Purchasers are acquiring an aggregate of 257,500 shares of the Company's Series B Common Stock, $.01 par value per share (the "Series B Common Stock"), pursuant to the Series B Common Stock Purchase Agreement of even date herewith (the "Purchase Agreement").

           B. It is a condition to the obligation of the Purchasers under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and be bound by the provisions hereof.

           C. As used in this Agreement, the term "Shares" shall include all shares of the Company's Series A Common Stock, $.01 par value per share (the "Series A Common Stock"), Series B Common Stock, Special Voting Stock, $.01 par value per share (the "Special Voting Stock"), and Preferred Stock, $.01 par value per share (the "Preferred Stock"), as well as the Exchangeable Shares of Entrust Technologies Limited, an Ontario corporation (the "Canadian Subsidiary"), (the "Exchangeable Shares"), outstanding, whether now owned or hereafter acquired by the Stockholders. Other terms used as defined terms and not otherwise defined in this Agreement shall have the meanings set forth in the Articles of Amendment and Restatement of the Company (as amended, the "Articles of Restatement"). For purposes of calculating any Purchaser's ownership of Shares, all shares of Series B Common Stock convertible into Series A Common Stock shall be deemed to have been converted into Series A Common Stock.

           NOW, THEREFORE, in consideration of the mutual covenants contained herein and the consummation of the sale and purchase of Series B Common Stock pursuant to the Purchase Agreement, and for other valuable consideration, it is agreed as follows:

           1.    Restrictions on Transfer.
                 ------------------------

                 1.1 Any sale, transfer or other disposition of any Shares by a Stockholder, other than according to the terms of this Agreement, shall be void and
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transfer no right, title, or interest in or to any of such Shares to the purported transferee.

                 1.2 An original copy of this Agreement, duly executed by each of the parties hereto, shall be delivered to the Secretary of the Company and maintained at the principal executive office of the Company and made available for inspection by any person requesting it.

           2.    Transfers Not Subject to Restrictions. Any Stockholder may
                 -------------------------------------
sell, transfer or otherwise dispose of any of his Shares (i) to any current or former limited or general partner of such Stockholder, in the case of any Stockholder that is a partnership; (ii) to any trust beneficiary, in the case of any Stockholder that is a trust; (iii) to any member in the case of any Stockholder that is a limited liability company, or (iv) to any current security holder of such Stockholder, or any transferee who acquires substantially all of the assets of such Stockholder, or any transferee controlled by, controlling or under common control with such Stockholder, in the case of any Stockholder that is a corporation; provided, however, that any such transferee under clauses (i) through (iv) of this Section 2 shall agree in writing with the Company and the other Stockholders, as a condition precedent to such transfer, to be bound by all of the provisions of the Agreement to the same extent as if such transferee were the Stockholder transferring such Shares.

           3.    Offer of Sale; Notice of Proposed Sale. If any Stockholder
                 --------------------------------------
desires to sell, transfer or otherwise dispose (but excluding any exchange or redemption effected in accordance with the terms of the Share Exchange Agreement of even date hereof) of any of his Shares, or of any interest in such Shares, whether voluntarily or by operation of law, in any transaction other than pursuant to Section 2 of this Agreement, such Stockholder (the "Selling Stockholder") shall first deliver written notice of his desire to do so (the "Notice") to the Company and each of the other Stockholders, in the manner prescribed in Section 11.4 of this Agreement. The Notice must specify: (i) the name and address of the party to which the Selling Stockholder proposes to sell, transfer or otherwise dispose of the Shares or an interest in the Shares (the "Offeror"), (ii) the number of Shares the Selling Stockholder proposes to sell, transfer or otherwise dispose of (the "Offered Stock"), (iii) the consideration per Share to be delivered to the Selling Stockholder for the proposed sale, transfer or disposition, and (iv) all other material terms and conditions of the proposed transaction.

           4.    Stockholders' Option to Purchase.
                 --------------------------------

                 4.1 Subject to Section 6.1, each Stockholder shall have an option, exercisable for a period of 15 days from the date of delivery of the Notice, to purchase, on a pro rata basis according to the number of Shares owned by such Stockholder, the Offered Stock for the consideration per share and on the terms and

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conditions set forth in the Notice. Such option shall be exercised by delivery of written notice to the Secretary of the Company.

                 4.2 In the event options to purchase have been exercised by the Stockholders with respect to some but not all of the Offered Stock, those Stockholders who have exercised their options within the 15-day period specified in Section 4.1 shall have an additional option, for a period of five days next succeeding the expiration of such 15-day period (the "20-day period"), to purchase all or any part of the balance of such Shares on the terms and conditions set forth in the Notice, which option shall be exercised by the delivery of written notice to the Secretary of the Company. In the event there are two or more such Stockholders that choose to exercise the last-mentioned option for a total number of Shares in excess of the number available, the Shares available for each such Stockholder's option shall be allocated to such Stockholder pro rata based on the number of Shares owned by the Stockholders so electing.

                 4.3 If the options to purchase the Offered Stock are exercised by the Stockholders, the Secretary of the Company shall immediately notify all of the exercising Stockholders of that fact. The closing of the purchase of the Offered Stock shall take place at the offices of the Company on the later of (i) the date twenty days after the expiration of such 15-day or 20-day period or (ii) the date that the Company consummates its purchase of Offered Stock under Section 5.2 hereof.

                 4.4 In the event the Stockholders do not exercise their option within such 15-day or 20-day period with respect to all of the Offered Stock, the Secretary of the Company shall, by the last day of such period, give written notice of that fact to the Company (the "Company Notice"). The Company Notice shall specify the number of shares of Offered Stock not proposed to be purchased by the Stockholders (the "Remaining Stock").

                 4.5 To the extent that the consideration proposed to be paid by the Offeror for the Offered Stock consists of property other than cash or a promissory note, the consideration required to be paid by the Stockholders and/or the Company exercising their options or option under Sections 4 and 5 hereof may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Stockholder and the Stockholders and/or the Company acquiring such Offered Stock.

                 4.6 Notwithstanding anything to the contrary herein, neither any of the Stockholders nor the Company shall have any right to purchase any of the Offered Stock hereunder unless the Stockholders and/or the Company exercise their options or option to purchase all of the Offered Stock.

                                     - 3 -
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           5.    Company's Option to Purchase.
                 ----------------------------

                 5.1 Subject to Section 6, the Company shall have an option, exercisable for a period of 15 days following delivery of the Company Notice, to purchase all of the Remaining Stock for the consideration per share and on the terms and conditions specified in the Notice. Such option shall be exercised by delivery of written notice to the Secretary of the Company.

                 5.2 In the event the Company duly exercises its option to purchase all of the Remaining Stock, the closing of such purchase shall take place at the offices of the Company twenty days after the date of receipt of such notice to the Secretary of the Company.

           6.    Failure to Fully Exercise Options. If the Stockholders and the
                 ---------------------------------
Company do not exercise their options to purchase all of the Offered Stock within the periods described in this Agreement (the "Option Period"), then all options of the Stockholders and the Company to purchase the Offered Stock, whether exercised or not, shall terminate. The Selling Stockholder shall then be entitled to sell to the Offeror, according to the terms set forth in the Notice, the Offered Stock. The closing of such sale must take place not later than 60 days after the expiration of the Option Period. If the Selling Stockholder wishes to sell, transfer or otherwise dispose of any such shares of Offered Stock at a price per share which differs from that set forth in the Notice, upon terms different from those previously offered to the Company and the other Stockholders, or more than 60 days after the expiration of the Option Period, as a condition precedent to such transaction, such shares of Offered Stock must first be offered to the other Stockholders and the Company on the same terms and conditions as given the Offeror, and in accordance with the procedures and time periods set forth above.

           7.    Right of First Refusal.
                 ----------------------

                 7.1 The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange,
(i) any shares of its Series A Common Stock, (ii) any shares of its Special Voting Stock, (iii) any other equity securities of the Company, including, without limitation, shares of Preferred Stock, (iv) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (v) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Agreement. The Company shall deliver to each Purchaser a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the

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persons or entities to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (iv) offer to issue and sell to or exchange with such Purchaser (A) such portion of the Offered Securities as the aggregate number of Shares then held by such Purchaser bears to the total number of Shares (the "Basic Amount"), and (B) any additional portion of the Offered Securities as such Purchaser shall indicate it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts (the "Undersubscription Amount"). Each Purchaser shall have the right, for a period of 15 days following delivery of the Offer, to purchase or acquire, at a price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. The Offer by its term shall remain open and irrevocable for such 15-day period.

                 7.2 The amount of the Offered Securities available to the Purchasers as a class shall be the sum of the Basic Amounts of all the Purchasers (the "Available Purchaser Securities").

                 7.3   To accept an Offer, in whole or in part, a Purchaser
must deliver a written notice to the Company prior to the end of the 15-day period of the Offer, setting forth the portion of the Purchaser's Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Purchaser elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Purchasers are less than the Available Purchaser Securities, then each Purchaser who has set forth Undersubscription Amounts in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, all Undersubscription Amounts it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for
--------  -------
exceed the difference between the Available Purchaser Securities and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Purchaser bears to the total Undersubscription Amounts subscribed for by all Purchasers, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

                 7.4 In the event that Notices of Acceptance are not given by the Purchasers in respect of all the Available Purchaser Securities, the Company shall have 90 days from the expiration of the period set forth in
Section 7.1 above to issue, sell or exchange (i) all or any part of such Available Purchaser Securities as to which a Notice of Acceptance has not been given by the Purchasers and (ii) any remaining Offered Securities (collectively, the "Saleable Securities"), but only to the offerees or purchasers described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

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                 7.5   In the event the Company shall propose to sell less
than all the Saleable Securities (any such sale to be in the manner and on the terms specified in Section 7.4 above), then each Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Purchaser elected to purchase pursuant to Section 7.3 above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers pursuant to Section 7.3 above prior to such reduction) and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 7.1 above.

                 7.6 Upon the closing of the issuance, sale or exchange of all or less than all the Saleable Securities, the Purchasers shall acquire from the Company, and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 7.4 above if the Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers and their respective counsel.

                 7.7 Any Offered Securities not acquired by the Purchasers or other persons in accordance with Section 7.3 above may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Agreement.

                 7.8 The rights of the Purchasers under this Section 7 shall not apply to:

                       (a) Series A Common Stock or Special Voting Stock issued as a stock dividend to holders of Series A Common Stock or Special Voting Stock, as the case may be, or upon any subdivision or combination of shares of Series A Common Stock or Special Voting Stock, as the case may be;

                       (b) the issuance of any shares of Series A Common Stock upon conversion of (i) outstanding Shares or (ii) outstanding shares of Preferred Stock convertible into Series A

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                             Common Stock;

                       (c) the issuance of any shares of Series A Common Stock upon the exchange of Exchangeable Shares, pursuant to the Share Exchange Agreement of even date herewith between the Company and the Canadian Subsidiary;

                       (d) shares of Series A Common Stock, or options exercisable therefor, including options outstanding on the date of this Agreement, issuable to officers, directors, consultants and employees of the Company and any subsidiary pursuant to any plan, agreement or arrangement approved by a vote of not less than 75% of the Board of Directors of the Company, including without limitation the Company's 1996 Stock Incentive Plan;

                       (e) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

                       (f) securities issued to a strategic partner, joint venturer, supplier or customer in an arrangement approved by a vote of not less than 75% of the Board of Directors of the Company; or

                       (g) shares of Series A Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended.

           8.    Voting of Shares.
                 ----------------

                 8.1 Except as provided in Subsection B.3.(b) of Article IV of the Articles of Restatement, in any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Purchaser shall vote or cause to be voted all Shares, which carry voting rights (including voting rights which arise by reason of default), owned by him, or over which he has voting control, and otherwise use his best efforts, so as to fix the number of directors of the Company at seven and to elect (i) so long as Nortel holds any shares, four members designated by NTI and NTL (collectively, "Nortel"), (ii) one member designated by the Company, (iii) one member designated by the Purchasers other than Olympus Growth Fund II, L.P. (by action of the holders of a majority of the shares of Series B Common Stock held by all such Purchasers) and (iv) so long as Olympus holds at least 49,500 Shares

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(as adjusted for any stock splits, stock dividend or recapitalization), one member designated by Olympus Growth Fund II, L.P., or, if Olympus ceases to hold such number of Shares, by all the Purchasers.

                 8.2 The Company shall provide the Purchasers including Olympus Growth Fund II, L.P. with 20 days prior written notice of any intended mailing of a notice to Purchasers for a meeting at which directors are to be elected and shall notify the Stockholders including Olympus Growth Fund, II, L.P. of the person designated by the Company as a nominee for election as a director, which notice shall provide that, if any party shall fail to designate a nominee as provided herein, the then incumbent directors or director previously designated by such party shall be deemed to have been designated hereunder. Nortel, Olympus Growth Fund II, L.P. and the Purchasers shall give written notice to all other parties to this Agreement, no later than 10 days prior to such mailing, of the persons designated by Nortel, Olympus Growth Fund II, L.P. or the Purchasers, as the case may be, as nominees for election as directors. The Company agrees to nominate and recommend for election as directors only the individuals designated, or to be designated, pursuant to this
Section 8. If Nortel, Olympus Growth Fund II, L.P. or the Purchasers shall fail to give notice to the Company as provided above, it shall be deemed that the designees of Nortel, Olympus Growth Fund II, L.P. or the Purchasers, as the case may be, then serving as directors shall be their designees for reelection.

                 8.3   Except for director's bad faith or wilful misconduct,
(i) the Purchasers (other than Olympus Growth Fund II, L.P.) shall not vote to remove any director designated by the Company, Olympus Growth Fund II, L.P. or Nortel, (ii) Nortel shall not vote to remove any director designated by the Company, Olympus Growth Fund II, L.P. or the Purchasers (other than Olympus Growth Fund II, L.P.), (iii) the Company shall not vote to remove any director designated by Nortel, Olympus Growth Fund II, L.P., or the Purchasers, (other than Olympus Growth Fund II, L.P.), and (iv) Olympus Growth Fund II, L.P. shall not vote to remove any director designated by the Company, the Purchasers (other than Olympus Growth Fund II, L.P.) or Nortel.

                 8.4 If, prior to the occurrence of an Automatic Conversion Event (as defined in Subsection B.5.(a) of Article IV of the Articles of Restatement), the Purchasers exercise the Triggering Event Option (as defined in Subsection B.3.(b)(ii) of such Article IV), then the provisions of this Section 8 will terminate.

           9.    Restrictive Legends. All certificates representing Shares owned
                 -------------------
or hereafter acquired by the Purchasers or any transferee of the Purchasers bound by this Agreement shall have affixed thereto a legend substantially in the following form:

                 "The shares represented by this certificate have not been

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                 registered under the Securities Act of 1933, as amended, and may not be offered, sold, or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.

                 The Company has authority to issue stock of more than one class. The Company will furnish without charge to each Purchaser who so requests the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Company is authorized to issue.

                 The Company has authority to issue a preferred class of stock in series. The Company will furnish without charge to each Purchaser who so requests the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and the authority of the board of directors to set the relative rights and preferences of subsequent series.

                 The shares of stock represented by this certificate are subject to certain voting agreements as set forth in a Stockholders' Agreement by and among the registered owner of this certificate, the Company, and certain other Stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

           10.   Management Rights. The Company hereby agrees that, if any
                 -----------------
Purchaser shall not have its representative elected to the Board of Directors of the Company in accordance with the provisions of Section 8 above, (i) the Company will notify such Purchaser, concurrently with notice given to members of the Board of Directors of the Company, of all meetings of the Board of Directors, and, as soon as available, will provide to such Purchaser all reports, financial statements or other information distributed to the Board of Directors of the Company, (ii) the Company will permit a person designated by such Purchaser to attend all such meetings of the Board of Directors as an observer and to participate as an elected member with all rights of an elected member, voting excepted, and (iii) the Company will permit a person designated by such Purchaser, at the Company's expense, to visit and inspect any of the properties of the Company and its subsidiaries and to discuss the affairs, finances and accounts of the Company and its subsidiaries with the principal officers and the

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auditors of the Company, all at such reasonable times during business hours and as often as such Purchaser may reasonably request.

     11.  Sharing Agreement.
          -----------------

          11.1 If (x) a Change in Control (as defined in Article 5 of the Amendment and Restatement to the Company's Articles of Incorporation (the "Articles")) occurs at a price per share of less than $100 (as adjusted to reflect any stock split, stock dividend or recapitalization) or (y) an Infringement Liquidation (as defined below in Section 11.2) occurs, and Nortel, immediately prior to that Change of Control or Infringement Liquidation as the case may be, owns a majority of the voting power of the then outstanding capital stock of the Company (including shares of Special Voting Stock and Series A Common Stock on a fully-diluted basis), Nortel and its transferees, if any, on the one hand, and the holders of Series B Common Stock immediately prior to such Change in Control, on the other hand, will share any net proceeds resulting from such Change in Control or Infringement Liquidation as the case may be, in the following manner: (a) the first $26.0 million of net proceeds distributable to such holders under the Articles will be allocated to the holders of Series B Common Stock immediately prior to such Change in Control, (b) then net proceeds in excess of $26.0 million but less than $52.0 million distributable to such holders under the Articles will be allocated 90.0% to Nortel and its transferees, if any, and 10.0% to the holders of Series B Common Stock and (c) then net proceeds in excess of $52.0 million distributable to such holders immediately prior to such Change in Control under the Articles will be allocated pro-rata to Nortel and its transferees, if any, and the Series B Common Stock on the basis of their fully-diluted ownership of the Series A Common Stock.

          11.2 The parties hereby agree that upon the occurrence of an event, or a series of events, (a "Infringement Liquidation") relating to any action, suit, proceeding, claim, demand, judgment or assessment relating to the infringement by the Company, or its subsidiaries of any patent, trade secret, trademark or copyright of any person with respect to any of the Entrust Assets (collectively, as such term is defined in both (i) the NTL-ETL Transfer Agreement, of even date hereof, between NTL and the Canadian Subsidiary and (ii) the NTI-ETI Transfer Agreement of the even date hereof, between NTI and the Company), which such event, or series of events taken together, has a substantial adverse effect on the Company so as to make it impractical for the Company to continue to conduct the Entrust Business (as defined in the Purchase Agreement), then, unless otherwise agreed by the holders of a majority of the then outstanding shares of the Class B Common Stock, the parties shall take all such actions as may be necessary to cause the liquidation of the Company as soon as practical after such Infringement Liquidation.

          11.3 The parties agree that the foregoing allocation of proceeds shall be made in accordance with the provisions of this Section notwithstanding any other

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rights to such proceeds that the parties might have under the Articles or applicable provisions of the Maryland General Corporation Law, and the parties hereby waive any right to such proceeds except as provided herein.

         12.  Approval of Share Transfers.
              ---------------------------

              12.1  Transfers by Nortel. Without limiting the application of
                    -------------------
any other provisions of this Agreement, Nortel shall not sell, transfer or otherwise dispose (but excluding any exchange or redemption effected in accordance with the terms of the Share Exchange Agreement of even date herewith or any transfer permitted pursuant to Section 2 above so long as such exchange, redemption or transfer shall not result in Nortel's ceasing to own a majority voting power of the then outstanding capital stock of the Company (including shares of Special Voting Stock and Series A Common Stock on a fully-diluted basis) of Shares, nor shall the Company effect any transaction, which would result in Nortel's ceasing to own majority voting power of the then outstanding capital stock of the Company (including shares of Special Voting Stock and Series A Common Stock on a fully-diluted basis) without the prior approval by the holders of a majority of the then outstanding shares of Class B Common Stock.

              12.2  Transfer of Rights. Any transferee to whom capitalized
                    ------------------
Shares are transferred by any party hereto, whether voluntarily or by operation of law, shall be bound by the obligations imposed upon the transferor under this Agreement, and shall be entitled to the rights granted to the transferor under this Agreement, to the same extent as if such transferee were a party hereto.

         13.  Termination of Agreement. This Agreement shall terminate upon the
              ------------------------
occurrence of an Automatic Conversion Event (as defined in Subsection B.5.(a) of Article IV of the Articles of Restatement).

         14.  General.
              -------

              14.1  Severability. The provisions of this Agreement are
                    ------------
severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

              14.2  Specific Performance. In addition to any and all other
                    --------------------
remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

              14.3  Governing Law. This Agreement shall be governed by and
                    -------------

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construed in accordance with the laws of the State of Maryland, without giving effect to conflict-of-laws principles.

              14.4  Notices. All notices, requests, consents, and other
                    -------
communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

         If to the Company, at Entrust Technologies Inc., 2 Constellation Crescent, Nepean, Ontario, Canada K2G 5J9, Attention: Corporate Secretary, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to John A. Burgess, Esq., Hale and Dorr, 60 State Street, Boston, Massachusetts 02109;

         If to NTL, at Northern Telecom Limited, 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6, Attention: President, or at such other address or addresses as may have been furnished in writing by NTL to the Purchasers, with a copy to John A. Burgess, Esq., Hale and Dorr, 60 State Street, Boston, Massachusetts 02109;

         If to NTI, at Northern Telecom Inc., 2221 Lakeside Blvd., Richardson, Texas 75039, Attention: President, Enterprise Networks, or at such other address or addresses as may have been furnished in writing by NTI to the Purchasers, with a copy to John A. Burgess, Esq., Hale and Dorr, 60 State Street, Boston, Massachusetts 02109; or

         If to a Purchaser, at his or its address set forth on Exhibit A or at
                                                               ---------
such other address or addresses as may have been furnished to the Company in writing by such Purchaser, with a copy to Richard Stenberg, Esq., Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019-6092.

         Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this
Section 11.4.

              14.5  Complete Agreement; Amendments. This Agreement constitutes
                    ------------------------------
the full and complete agreement of the parties hereto with respect to the subject matter hereof. No amendment, modification or termination of any provision of this

Agreement shall be valid unless in writing and signed by (i) the Company, (ii) NTL, (iii) NTI and (iv) Purchasers holding a majority of the shares of the Series B Common Stock held by all of the Purchasers.

              14.6  Pronouns. Whenever the content may require, any pronouns
                    --------
used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

              14.7  Counterparts. This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall constitute one Agreement binding on all the parties hereto.

              14.8  Captions. Captions of sections have been added only for
                    --------
convenience and shall not be deemed to be a part of this Agreement.

         IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                    COMPANY:

                                    ENTRUST TECHNOLOGIES INC.


                                    By:  /s/ John A. Ryan
                                        Name:  John A. Ryan
                                        Title: President


                                    NORTHERN TELECOM LIMITED


                                    By:  /s/ Peter W. Currie
                                        Name:  Peter W. Currie
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    By:  /s/ David D. Archibald
                                        Name:  David D. Archibald
                                        Title: Vice President and
                                               Deputy General Counsel

                                    NORTHERN TELECOM INC.

                                    By:  /s/ Peter W. Currie
                                        Name:  Peter W. Currie
                                        Title: Senior Vice President and
                                               Chief Financial Officer


                                    PURCHASERS:

                                    OLYMPUS EXECUTIVE FUND, L.P.
                                    By: OEF, L.P., its general partner
                                    By: RSM Corporation, its managing
                                        general partner


                                    By:  /s/ Robert S. Morris
                                        Name:  Robert S. Morris
                                        Title: President

                                   OLYMPUS GROWTH FUND II, L.P.
                                   By: OGP II, L.P., its general partner
                                   By: RSM Corporation, its managing
                                       general partner


                                   By:  /s/ Robert S. Morris
                                       Name:  Robert S. Morris
                                       Title: President


                                   ORCHID & CO., nominee for
                                    T. Rowe Price Threshold Fund III, L.P.
                                   By:  T. Rowe Price Threshold Fund
                                        Associates, Inc., General Partner


                                   By:  /s/ Douglas 0. Hickman
                                       Name:  Douglas 0. Hickman
                                       Title: President


                                   SOCIETE GENERALE INVESTMENT CORPORATION


                                   By:  /s/ David I. Brunson
                                       Name:  David I. Brunson
                                       Title:  President


                                   MORGAN GUARANTY TRUST COMPANY OF
                                   NEW YORK, AS TRUSTEE OF THE
                                   MULTI-MARKET SPECIAL INVESTMENT
                                   TRUST FUND OF MORGAN GUARANTY
                                   TRUST COMPANY OF NEW YORK


                                   By:  /s/ Ronald G. Hodge
                                       Name:  Ronald G. Hodge
                                       Title:  Vice President

                                   MORGAN GUARANTY TRUST COMPANY OF
                                   NEW YORK, AS TRUSTEE OF THE
                                   COMMINGLED PENSION TRUST FUND
                                   (MULTI-MARKET SPECIAL INVESTMENT
                                   FUND II) OF MORGAN GUARANTY TRUST
                                   COMPANY OF NEW YORK


                                   By:  /s/ Ronald G. Hodge
                                       Name: Ronald G. Hodge
                                       Title: Vice President


                                   MORGAN GUARANTY TRUST COMPANY OF
                                   NEW YORK, AS INVESTMENT MANAGER
                                   AND AGENT FOR THE ALFRED P. SLOAN
                                   FOUNDATION (MULTI-MARKET ACCOUNT)


                                   By:  /s/ Ronald G. Hodge
                                       Name: Ronald G. Hodge
                                       Title: Vice President


                                   DLJ CAPITAL CORPORATION


                                   By: /s/ Robert Diemar, Jr.
                                       Name: Robert Diemar, Jr.
                                       Title:

                       STOCKHOLDER AGREEMENT AND WAIVER
                       --------------------------------

       THIS Agreement and Waiver (this "Agreement") dated as of January 31, 1997 is entered into by and among Entrust Technologies Inc., a Maryland corporation (the "Company"), and the persons whose signatures are set forth below.

       WHEREAS, the Company has entered into a Series B Common Stock Purchase Agreement, dated as of December 31, 1996 (the "Series B Common Stock Purchase Agreement"), with the parties whose names are set forth on Exhibit A thereto
                                                           ---------
(the "Purchasers"); and

       WHEREAS, in connection with the execution of the Series B Common Stock Purchase Agreement, the Company has entered into a Registration Rights Agreement, dated as of December 31, 1996, with the Purchasers (the "Registration Rights Agreement"); and

       WHEREAS, Section 15(c) of the Registration Rights Agreement provides that the Registration Rights Agreement may not be amended, and no provision thereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the Registrable Shares (as defined in the Registration Rights Agreement); and

       WHEREAS, the persons whose signatures are set forth below represent the Company and the holders of at least two-thirds of the Registrable Shares; and

       WHEREAS, in connection with the execution of the Series B Common Stock Purchase Agreement, the Company has entered into a Stockholders' Agreement, dated as of December 31, 1996, with Northern Telecom Inc., a Delaware corporation ("NTI"), Northern Telecom Limited, a Canadian corporation ("NTL"), and the Purchasers (the "Stockholders' Agreement"); and

       WHEREAS, Section 14.5 of the Stockholders' Agreement provides that the Stockholders' Agreement may not be amended, modified or terminated without the written consent of the Company, NTI, NTL and Purchasers holding a majority of the shares of the Series B Common Stock held by all of the Purchasers; and

       WHEREAS, the persons whose signatures are set forth below represent the Company, NTI, NTL and Purchasers holding a majority of the shares of the Series B Common Stock held by all of the Purchasers; and

       WHEREAS, the Company shall not issue any shares of capital stock without complying with the right of first refusal set forth in Section 7 of the Stockholders'

Agreement; and

         WHEREAS, the Company is entering into a Series B Non-Voting Common Stock Purchase Agreement of even date herewith (the "Series B Non-Voting Common Stock Purchase Agreement") with Societe Generale Investment Corporation ("Societe Generale") providing for the sale of an aggregate of 2,500 shares (the "Series B Non-Voting Shares") of Series B Non-Voting Common Stock, $.01 par value per share, of the Company (the "Series B Non-Voting Common Stock"); and

         WHEREAS, the Purchasers desire to waive the right of first refusal set forth in Section 7 of the Stockholders' Agreement with respect to the Series B Non-Voting Shares; and

         WHEREAS, Societe Generale intends to exchange 36,448 shares (the "Series B Exchange Shares") of Series B Common Stock, $.01 par value per share, of the Company (the "Series B Common Stock") for 36,448 shares of Series B Non-Voting Common Stock (the "Series B Non-Voting Exchange Shares"); and

         WHEREAS, Societe Generale shall not transfer the Series B Exchange Shares without complying with the provisions of Sections 3 through 6 of the Stockholders' Agreement and the Company shall not issue any Series B Non-Voting Exchange Shares without complying with the right of first refusal set forth in
Section 7 of the Stockholders' Agreement; and

         WHEREAS, the Company and the Purchasers desire to waive their rights set forth in Sections 3 through 7 of the Stockholders' Agreement with respect to the Series B Exchange Shares and the Series B Non-Voting Exchange Shares; and

         WHEREAS, the Purchasers desire to provide the holder of Series B Non-Voting Common Stock with rights under the Registration Rights Agreement and the Stockholders' Agreement;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned do hereby agree with each other as follows:

         1.  Amendments to the Stockholders' Agreement. The undersigned do
             -----------------------------------------
hereby consent to and approve the following amendments to the Stockholders' Agreement;

             (a) The following clause is hereby inserted in the first sentence of Section C of the Recitals following the phrase "Series B Common Stock,":

             "Series B Non-Voting Common Stock, $.01 par value per share (the "Series B Non-Voting Common Stock"),";

          (b) The following clause is hereby inserted at the end of the last sentence of Section C of the Recitals:

          "and all shares of Series 13 Non-Voting Common Stock exchangeable into Series B Common Stock shall be deemed to have been exchanged into Series B Common Stock and such shares of Series B Common Stock converted into Series A Common Stock";

          (c) The clause following the phrase "(i) any shares of its Series A Common Stock," in the first sentence of Section 7.1 is hereby deleted in its entirety and the following clause is inserted in lieu thereof:

          "(ii) any shares of its Series B Non-Voting Common Stock, (iii) any shares of its Special Voting Stock, (iv) any other equity securities of the Company, including, without limitation, shares of Preferred Stock, (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or
          (vi) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Agreement."; and

          (d) Section 11.1 is hereby deleted in its entirety and the following
Section 11.1 is inserted in lieu thereof:

          "11.1 If (x) a Change in Control (as defined in Article 5 of the Amendment and Restatement to the Company's Articles of Incorporation (as amended, the "Articles")) occurs at a price per share of less than $100 (as adjusted to reflect any stock split, stock dividend or recapitalization) or (y) an Infringement Liquidation (as defined below in Section 11.2) occurs, and Nortel, immediately prior to that Change of Control or Infringement Liquidation, as the case may be, owns a majority of the voting power of the then outstanding capital stock of the Company (including shares of Special Voting Stock and Series A Common Stock on a fully-diluted basis), Nortel and its transferees, if any, on the one hand, and the holders of Series B Common Stock and Series B Non-Voting Common Stock immediately prior to such Change in Control, on the other hand, will share any net proceeds resulting from such Change in Control or Infringement Liquidation as the case may be, in the following manner: (a) the first $26.0 million of net proceeds distributable to such holders under the Articles will be allocated to the holders of Series B Common Stock and Series B Non-Voting Common Stock pro rata in accordance with their interests immediately prior to such Change in Control, (b) then net proceeds in excess of $26.0 million but less than $52.0 million distributable to such holders under the Articles will be allocated 90.0% to Nortel and its transferees, if any, and 10.0% to the holders of Series B Common Stock and Series B Non-Voting Common Stock pro rata in accordance with their interests, and (c) then net proceeds in excess of $52.0 million distributable to such holders immediately prior to such Change in Control under the Articles will be allocated pro-rata to Nortel and its transferees, if any, the Series B Common Stock on the basis of their fully-diluted ownership of the Series A Common Stock, and the Series B Non-Voting Common Stock on the basis of their fully-diluted ownership of the Series A Common Stock had each such share of Series B Non-Voting Common Stock been exchanged for Series B Common Stock pursuant to Article IV.E.4. of the Articles immediately prior to such allocation.".

     2.   Amendments to the Registration Rights Agreement. The undersigned do
          -----------------------------------------------
hereby consent to and approve the following amendments to the Registration Rights Agreement:

          (a) The following clause is inserted as a definition in Section 1:


          "Series B Non-Voting Common Stock" means the Series B Non-Voting
           --------------------------------
          Common Stock, $.01 par value per share, of the Company";

          (b) The following clause is inserted as a definition in Section 1:

          "Series B Non-Voting Common Stock Purchase Agreement" means the Series
           ---------------------------------------------------
          B Non-Voting Common Stock Purchase Agreement dated as of January __, 1997 entered into by and between the Company and Societe Generale Investment Corporation"; and

          (c) The definition of "Shares" in Section 1 is hereby deleted in its
                                 ------
entirety and the following new definition of "Shares" is inserted in lieu
                                              ------
thereof:

          "Shares" means (i) the shares of Series B Common Stock specified in Subsection 1.2 of the Purchase Agreement, and (ii) the shares of Series B Common Stock issued or issuable upon exchange of the shares of Series B Non-Voting Common Stock specified in Subsection 1.2 of the Series B Non-Voting Stock Purchase Agreement.".

     3.  Waiver of Right of First Refusal. Each of the undersigned does hereby
         --------------------------------
(i) acknowledge that this Agreement satisfies all notice requirements under the Stockholders' Agreement, including without limitation the notice provisions set forth in Sections 3 through 7 of the Stockholders' Agreement, with respect to (A) the sale of the Series B Non-Voting Shares pursuant to the Series B Non-Voting Common Stock Purchase Agreement (the "Series B Non-Voting Common Stock Offering") and (B) the transfer by Societe Generale of the Series B Exchange Shares, and the issuance by the Company of the Series B Non-Voting Exchange Shares (the "Series B Exchange Shares Issuance"), and (ii) waive, for purposes of the Series B Non-Voting Common Stock Offering and the Series B Exchange Shares Issuance only, the undersigned's right, pursuant to Sections 3 through 7 of the Stockholders' Agreement, to purchase or acquire any portion of the Series B Non-Voting Shares, the Series B Exchange Shares or the Series B Non-Voting Exchange Shares, as the case may be.

     4.  Amendment Only. In all other respects, each of the Registration Rights
         --------------
Agreement and the Stockholders' Agreement shall remain in full force and effect.

     5.  Counterparts. This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one in the same instrument.

EXECUTED as of the date first above written.


                         ENTRUST TECHNOLOGIES INC.



                         By:  /s/ John A. Ryan
                             Name:  John A. Ryan
                             Title: President



                         NORTHERN TELECOM LIMITED


                         By:  /s/ Peter W. Currie
                             Name:  Peter W. Currie
                             Title: Senior Vice President and
                                    Chief Financial Officer


                          By:  /s/ David D. Archibald
                             Name:  David D. Archibald
                             Title: Vice President and
                                    Deputy General Counsel


                          NORTHERN TELECOM INC.



                          By:  /s/ Peter W. Currie
                             Name:  Peter W. Currie
                             Title: Senior Vice President and
                                    Chief Financial
                                    Officer


                          OLYMPUS EXECUTIVE FUND, L.P.
                          By:  OEF, L.P., its general partner
                          By:  RSM Corporation, its managing
                                general partner


                          By:  /s/ Robert S. Morris
                             Name:  Robert S. Morris
                             Title: President

                          OLYMPUS GROWTH FUND II, L.P.
                          By:  OGP II, L.P., its general partner
                          By:  RSM Corporation, its managing
                                general partner


                          By:  /s/ Robert S. Morris
                             Name:  Robert S. Morris
                             Title: President


                          ORCHID & CO., nominee for
                           T.  Rowe Price Threshold Fund III,
                           L.P.
                          By:  T. Rowe Price Threshold Fund
                               Associates, Inc., General Partner


                          By:  /s/ Douglas 0. Hickman
                            Name:   Douglas 0. Hickman
                            Title:  President


                          SOCIETE GENERALE INVESTMENT
                          CORPORATION


                          By:  /s/ David I. Brunson
                             Name:  David I. Brunson
                             Title: President


                          MORGAN GUARANTY TRUST COMPANY OF
                          NEW YORK, AS TRUSTEE OF THE
                          MULTI-MARKET SPECIAL INVESTMENT
                          TRUST FUND OF MORGAN GUARANTY
                          TRUST COMPANY OF NEW YORK


                          By:  /s/ Ronald G. Hodge
                            Name:   Ronald G. Hodge
                            Title:  Vice President

                          MORGAN GUARANTY TRUST COMPANY OF
                          NEW YORK, AS TRUSTEE OF THE
                          COMMINGLED PENSION TRUST FUND
                          (MULTI-MARKET SPECIAL INVESTMENT
                          FUND II) OF MORGAN GUARANTY TRUST
                          COMPANY OF NEW YORK


                          By: /s/ Ronald G. Hodge
                             Name:  Ronald G. Hodge
                             Title: Vice President


                          MORGAN GUARANTY TRUST COMPANY OF
                          NEW YORK, AS INVESTMENT MANAGER
                          AND AGENT FOR THE ALFRED P. SLOAN
                          FOUNDATION (MULTI-MARKET ACCOUNT)


                          By: /s/ Ronald G. Hodge
                             Name:  Ronald G. Hodge
                             Title: Vice President


                          DLJ CAPITAL CORPORATION


                          By: /s/ Robert Diemar, Jr.
                             Name:  Robert Diemar, Jr.
                             Title: